Supplement dated July 3, 2019

to the Currently Effective Statement of Additional Information of the Funds

This supplement should be read in conjunction with your Statement of Additional Information (SAI), be retained for future reference and is in addition to any existing supplements.

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The Boards of Directors/Trustees of the Funds have appointed Dino Capasso to serve as the Chief Compliance Officer of the Funds, effective immediately. Mr. Capasso replaces Chad A. Earnst.   Part I of each SAI is hereby revised by including the following information with respect to Mr. Capasso in the officer biography table and by deleting the information with respect to Mr. Earnst:

Officers
Name Date of Birth Position with the Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 8/19/1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018

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